MERRILL LYNCH
GLOBAL UTILITY
FUND, INC.








FUND LOGO








Semi-Annual Report

May 31, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Utility Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL UTILITY FUND, INC.


Sector
Diversification
As a Percentage of
Equities as of
May 31, 1997


Pie graph depicting the following percentages:


Telecommunications             43.7%

Utilities--Electric            35.4%

Utilities--Gas                 17.3%

Utilities--Water                3.6%

Geographical
Diversification
As a Percentage of
Equities as of
May 31, 1997


Pie graph depicting the following percentages:


Europe                         38.0%

Unites States                  35.2%

Americas (Ex-US)               16.6%

Asia/Pacific Basin             10.2%



DEAR SHAREHOLDER


Stock and bond market turbulence increased during the three-month period ended May 31, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board (FRB) would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by FRB Chairman Alan Greenspan, and culminated in an increase in the Federal Funds rate of 0.25% to 5.50% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined.

Following the FRB's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. Stock prices were given a boost following a series of strong corporate earnings reports and the likelihood that a capital gains tax cut would be part of the Federal balanced budget agreement. Nonetheless, clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are probably needed to bring stability to the financial markets. Another potential positive for the US financial markets would be a successful conclusion to the Federal budget agreement currently under discussion by Congress and the Clinton Administration.

On the international front, the US dollar weakened relative to the yen and the Deutschemark, although it gradually recovered during May. Uncertainty over the progress of the European Monetary Union helped stabilize the US dollar relative to the Deutschemark and other European currencies.

Portfolio Matters
For the three months ended May 31, 1997, Merrill Lynch Global Utility Fund, Inc.'s Class A, Class B, Class C and Class D Shares provided total returns of +5.19%, +4.99%, +4.94% and +5.19%, respectively. The Fund's returns exceeded the +2.24% total return of Lipper Analytical Services, Inc.'s Utility Funds average of 97 funds for the May quarter. The Fund's Class A and Class D Shares slightly outperformed the +5.11% total return of the unmanaged Financial Times/Standard & Poor's (FT/S&P)--Actuaries World Utility Index for the May 31, 1997 quarter. (Results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 5--7 of this report to shareholders.)

Several factors, including selection of regions and specific countries within each region, influenced the Fund's performance during the May quarter. For example, Europe was the best-performing region for utility equity investments as measured by the unmanaged FT/S&P--Actuaries World Utility Index for the three-month period. The three best-performing markets tracked by the Index were Spain, Sweden and Italy, each with double-digit total returns. Austria, Belgium, Norway and Denmark all had negative total returns for the May quarter. Germany, the United Kingdom and Switzerland had total returns between 5%--8%. Investments in Europe were significant to Merrill Lynch Global Utility Fund, Inc., accounting for approximately 38% of net assets. The two largest country weightings, excluding the United States, are currently Spain and Italy. We have no investments in Norway or Belgium and only limited exposure to Austria and Denmark.

Stock selection was also a critical factor in the Fund's performance. For example, in Spain the prices of two portfolio holdings--Empresa Nacional de Electricidad, S.A. (Endesa) (ADR) and Telefonica de Espana S.A.--increased by over 26% and 25%, respectively, during the May quarter. Conversely, the price of Gas Natural SDG, which was not a portfolio holding, declined by 11.1% in the May quarter. Telefonica de Espana is the Fund's largest holding and Endesa is among the Fund's top-ten holdings.

In the United States, the critical investment factor was industry selection. The total return for the unmanaged Standard & Poor's Utility Index of 47 companies was -0.51% for the three-month period ended May 31, 1997. Of the three utility sectors tracked by this Index, natural gas pipelines had the best price performance, followed by telecommunications and then electrics. Approximately 35% of the Fund's net assets was invested in the United States as of May quarter-end. The breakdown of the Fund's US-based equity assets was approximately 20% in telecommunications, 26% in natural gas, 53% in electrics and 1% in water. Clearly, the 46% of US-based net assets invested in telecommunications and natural gas issues helped to offset the modest negative price performance of the electrics. Over the past several quarters, we have been gradually reducing our exposure to the domestic utility sector and, in particular, to US-based electric utility holdings. However, with the average current yield on the Fund's domestic electric holdings significantly higher than the yields of telecommunications and natural gas companies, the total return aspect is compelling for this sector.

Investment Activities
During the May quarter, we added to our position in KN Energy, Inc., modestly reduced our position in Telecom Corporation of New Zealand Ltd. (ADR), and eliminated our four bond positions as well as our equity positions in AT&T Corp. and Lyonnaise des Eaux S.A. We sold AT&T Corp., which was a relatively small position in the Fund's portfolio, as a result of continuing earnings pressure at the company. We eliminated our holding in the French-based water company, Lyonnaise des Eaux, as a result of the announced merger with Compagnie de Suez S.A. Compagnie de Suez is involved in various businesses and, as a result, holders of the combined company will own a more diversified conglomerate with a utility bias, where only 60% of total assets will be focused on core utility holdings.

Investment Outlook
Some European markets showed signs of weakness late in the May quarter. Elections took place in both the United Kingdom and France which resulted in the incumbent parties being voted out of office. This factor had a direct impact on the performance of the European region in May. Concern over the European Monetary Union heightened following these May elections. It also resulted in investors beginning to shift out of some of these European markets into markets that had underperformed. At the present time, Japan appears to have been a beneficiary of this investment shift. With the Japanese economy experiencing only modest growth, coupled with continuing problems in its financial system, the market rally may be short-lived. In terms of utilities in Japan, regulatory risk exists for the electric utilities as the emphasis on increasing competition in the sector progresses. While this factor is not unique to the Japanese electric utility sector, cost-cutting and reduced capital expenditures are necessary to help the bottom line results as revenues may come under pressure with competition. To date, we have not seen managements undertake these actions and, in fact, we continue to hear of rate increases being requested. The telecommunications sector in Japan is mixed. Competition in the mobile telephone business is intense. The principal telephone company, Nippon Telephone & Telegraph Corp., is undergoing a restructuring which has helped to boost the share value. Overall, the fundamentals of the Japanese utility sector are mixed at best, and utility stocks appear to be benefiting from the strength in the overall market as opposed to industry-specific events.

The flow of stock offerings is expected to pick up in the coming months. France Telecom, which was to be privatized in May, postponed the offering until after the French election. At the present time, it is unclear whether the privatization will take place any time soon, given the current political situation in the country. This may also impact other transactions. To date, we know of several European deals in some of the more emerging countries such as Portugal and Greece. In general, investment opportunities continue to abound in the utility sector. Many of the new issues are of companies with either top-line growth or significant cost-cutting potential or both. These characteristics are typical of most utility companies overseas. We will continue to assess the risk/return ratios of existing holdings relating to new opportunities.

In Conclusion
We thank you for your investment in Merrill Lynch Global Utility
Fund, Inc., and we look forward to discussing our investment strategy and outlook with you in upcoming shareholder reports.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Walter D. Rogers)
Walter D. Rogers
Vice President and
Portfolio Manager


June 26, 1997

PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic sales conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                        +16.18%        +11.54%
Five Years Ended 3/31/97                  +12.37         +11.46
Inception (12/28/90)
through 3/31/97                           +11.73         +11.01

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                        +15.32%        +11.32%
Five Years Ended 3/31/97                  +11.51         +11.51
Inception (12/28/90)
through 3/31/97                           +10.87         +10.87

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                        +15.26%        +14.26%
Inception (10/21/94)
through 3/31/97                           +13.34         +13.34

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                        +15.95%        +11.31%
Inception (10/21/94)
through 3/31/97                           +13.98         +12.09

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed        Dividends Paid*      % Change**
12/28/90--12/31/90        $10.00      $10.01                --                    --             + 0.10%
1991                       10.01       10.93                --                  $0.508           +14.74
1992                       10.93       11.40              $0.012                 0.469           + 8.97
1993                       11.40       13.67               0.027                 0.424           +24.13
1994                       13.67       11.83                --                   0.480           -10.00
1995                       11.83       13.86               0.245                 0.483           +23.74
1996                       13.86       14.80               0.446                 0.525           +14.22
1/1/97--5/31/97            14.80       15.75                --                   0.106           + 7.19
                                                          ------                ------
                                                    Total $0.730          Total $2.995

                                                         Cumulative total return as of 5/31/97: +111.82%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed        Dividends Paid*      % Change**
12/28/90--12/31/90        $10.00      $10.01                --                    --             + 0.10%
1991                       10.01       10.92                --                  $0.435           +13.84
1992                       10.92       11.38              $0.012                 0.391           + 8.12
1993                       11.38       13.63               0.027                 0.337           +23.17
1994                       13.63       11.81                --                   0.379           -10.62
1995                       11.81       13.83               0.245                 0.380           +22.73
1996                       13.83       14.78               0.446                 0.402           +13.34
1/1/97--5/31/97            14.78       15.71                --                   0.076           + 6.84
                                                          ------                ------
                                                    Total $0.730          Total $2.400

                                                         Cumulative total return as of 5/31/97: +101.58%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed        Dividends Paid*      % Change**
10/21/94--12/31/94        $12.34      $11.81                --                  $0.117           - 3.35%
1995                       11.81       13.82              $0.245                 0.383           +22.67
1996                       13.82       14.75               0.446                 0.403           +13.21
1/1/97--5/31/97            14.75       15.68                --                   0.076           + 6.86
                                                          ------                ------
                                                    Total $0.691          Total $0.979

                                                          Cumulative total return as of 5/31/97: +43.43%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed        Dividends Paid*      % Change**
10/21/94--12/31/94        $12.37      $11.84                --                  $0.124           - 3.29%
1995                       11.84       13.90              $0.245                 0.445           +23.62
1996                       13.90       14.81               0.446                 0.488           +13.66
1/1/97--5/31/97            14.81       15.77                --                   0.097           + 7.18
                                                          ------                ------
                                                    Total $0.691          Total $1.154

                                                          Cumulative total return as of 5/31/97: +45.64%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Recent
Performance
Results*
                                                                                     12 Month    3 Month
                                                  5/31/97    2/28/97    5/31/96      % Change    % Change
Class A Shares                                    $15.75     $15.08     $14.15       +14.78%(1)   +4.44%
Class B Shares                                     15.71      15.04      14.11       +14.82(1)    +4.45
Class C Shares                                     15.68      15.02      14.09       +14.77(1)    +4.39
Class D Shares                                     15.77      15.09      14.16       +14.84(1)    +4.51
Class A Shares--Total Return                                                         +18.94(2)    +5.19(3)
Class B Shares--Total Return                                                         +18.04(4)    +4.99(5)
Class C Shares--Total Return                                                         +17.97(6)    +4.94(7)
Class D Shares--Total Return                                                         +18.71(8)    +5.19(9)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.446 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.519 per share ordinary income dividends and $0.446 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.106 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.402 per share ordinary income dividends and $0.446 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.076 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.400 per share ordinary income dividends and $0.446 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.076 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.483 per share ordinary income dividends and $0.446 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.097 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                     Shares                                                                Value    Percent of
COUNTRY      Industries               Held           Common Stocks & Warrants               Cost         (Note 1a)  Net Assets
Argentina    Telecommunications      100,000    Telecom Argentina STET S.A.
                                                (ADR) (b)                              $  3,770,294     $  5,337,500    1.4%
                                     200,000    Telefonica de Argentina S.A.
                                                (ADR) (b)                                 4,140,594        7,250,000    2.0
                                                                                       ------------     ------------  ------
                                                                                          7,910,888       12,587,500    3.4

             Utilities--Electric       6,600    Central Costanera S.A. (ADR) (b)
                                                (c)                                         158,400          242,999    0.1

                                                Total Common Stocks in Argentina          8,069,288       12,830,499    3.5

Australia    Utilities--Gas        2,000,000    Australian Gas & Light Co., Ltd.          5,280,752       11,921,958    3.3

                                                Total Common Stocks in Australia          5,280,752       11,921,958    3.3

Austria      Utilities--Gas           41,820    Energie-Versorgung Niederoesterreich
                                                AG (EVN)                                  3,050,015        5,806,101    1.6

                                                Total Common Stocks in Austria            3,050,015        5,806,101    1.6

Brazil       Telecommunications       45,000    Telecomunicacoes Brasileiras S.A.
                                                --Telebras (ADR) (b)                      2,176,897        6,181,875    1.7

                                                Total Common Stocks in Brazil             2,176,897        6,181,875    1.7

Canada       Telecommunications      140,000    BC Telecom, Inc.                          2,593,297        3,144,928    0.9

             Utilities--Electric     369,100    Nova Scotia Power Co.                     3,476,309        3,811,359    1.0

             Utilities--Gas          200,000    Transcanada Pipeline Co. Ltd.
                                                (ADR) (b)                                 3,147,485        3,900,000    1.1

                                                Total Common Stocks in Canada             9,217,091       10,856,287    3.0

Chile        Telecommunications      216,750    Compania de Telecomunicaciones
                                                de Chile S.A. (ADR) (b)                   3,711,460        7,423,688    2.0

             Utilities--Electric      65,000    Chilgener S.A. (ADR) (b)                  1,495,000        1,787,500    0.5
                                     390,000    Distribuidora Chilectra
                                                Metropolitana S.A. (ADR) (b) (c)          4,249,463       10,968,750    3.0
                                                                                       ------------     ------------  ------
                                                                                          5,744,463       12,756,250    3.5

                                                Total Common Stocks in Chile              9,455,923       20,179,938    5.5

Denmark      Telecommunications      160,000    Tele Danmark A/S (ADR) (b)                3,764,160        3,960,000    1.1

                                                Total Common Stocks in Denmark            3,764,160        3,960,000    1.1

France       Utilities--Water         89,715    Generale des Eaux S.A.                    9,668,083       11,040,602    3.0
                                      89,715    Generale des Eaux S.A. (Warrants)
                                                (a)                                               0           61,423    0.0

                                                Total Common Stocks & Warrants in
                                                France                                    9,668,083       11,102,025    3.0

Germany      Telecommunications       24,300    Deutsche Telekom AG                         462,162          539,210    0.1

             Utilities--Electric     140,000    Veba AG                                   4,568,890        7,918,033    2.2

                                                Total Common Stocks in Germany            5,031,052        8,457,243    2.3

Hong Kong    Utilities--Gas        1,440,000    The Hong Kong and China Gas Co.
                                                Ltd.                                      1,627,410        2,509,035    0.7
                                     100,000    The Hong Kong and China Gas Co.
                                                Ltd. (Warrants) (a)                               0           70,341    0.0

                                                Total Common Stocks & Warrants in
                                                Hong Kong                                 1,627,410        2,579,376    0.7

Indonesia    Telecommunications        5,500    P.T. Indonesian Satellite Corp.
                                                (Indosat) (ADR) (b)                         176,275          164,313    0.0
                                      29,600    P.T. Telekomunikasi Indonesia
                                                (Persero) (ADR) (b)                         532,800          984,200    0.3

                                                Total Common Stocks in Indonesia            709,075        1,148,513    0.3

Italy        Telecommunications    2,891,700  ++Seat S.p.A.                                 804,760          556,654    0.2
                                   2,891,700    Societa Finanziara Telefonica S.p.A.
                                                (STET)                                    5,447,174       11,355,066    3.1
                                   3,900,000    Telecom Italia Mobile S.p.A.              2,605,057       11,445,527    3.1
                                   3,700,000    Telecom Italia S.p.A                      3,497,148       10,192,205    2.8
                                                                                       ------------     ------------  ------
                                                                                         12,354,139       33,549,452    9.2

             Utilities--Gas        1,786,300    Italgas Torino S.p.A.                     5,169,953        5,500,770    1.5

                                                Total Common Stocks in Italy             17,524,092       39,050,222   10.7

Korea        Utilities--Electric     114,200    Korea Electric Power Corp. (KEPCO)
                                                (ADR) (b)                                 2,298,275        2,069,875    0.6

                                                Total Common Stocks in Korea              2,298,275        2,069,875    0.6

Malaysia     Telecommunications      860,000    Telekom Malaysia BHD                      6,389,867        6,367,327    1.7

                                                Total Common Stocks in Malaysia           6,389,867        6,367,327    1.7

Mexico       Telecommunications      105,000    Telefonos de Mexico, S.A. de C.V.
                                                (ADR) (b)                                 5,594,445        4,659,375    1.3

                                                Total Common Stocks in Mexico             5,594,445        4,659,375    1.3

New Zealand  Telecommunications      148,000    Telecom Corporation of New Zealand
                                                Ltd. (ADR) (b)                            3,059,233        5,679,500    1.5

                                                Total Common Stocks in New Zealand        3,059,233        5,679,500    1.5

Peru         Telecommunications      195,000    Telefonica del Peru S.A. (ADR) (b)        3,997,500        4,948,125    1.3

                                                Total Common Stocks in Peru               3,997,500        4,948,125    1.3

Philippines  Telecommunications       94,000    Philippine Long Distance Telephone
                                                Co. (ADR) (b)                             4,077,062        5,440,250    1.5

             Utilities--Electric      96,330    Manila Electric Co. (MERALCO) 'B'           497,246          541,057    0.1

                                                Total Common Stocks in the
                                                Philippines                               4,574,308        5,981,307    1.6

Portugal     Telecommunications      205,740    Portugal Telecom, S.A. (ADR) (b)          4,576,844        7,920,990    2.2

                                                Total Common Stocks in Portugal           4,576,844        7,920,990    2.2

Spain        Telecommunications      537,300    Telefonica de Espana S.A.                 6,164,064       15,494,751    4.2

             Utilities--Electric     129,800    Empresa Nacional de Electricidad,
                                                S.A. (Endesa) (ADR) (b)                   4,566,202       10,075,725    2.8
                                      92,000    HidroElectrica Del Cantabrico, S.A.       3,107,921        3,588,382    1.0
                                     808,500    Iberdrola I S.A.                          4,998,321        9,924,533    2.7
                                                                                       ------------     ------------  ------
                                                                                         12,672,444       23,588,640    6.5

                                                Total Common Stocks in Spain             18,836,508       39,083,391   10.7

Switzerland  Utilities--Electric       4,300    Elektrowatt AG                            1,687,158        1,634,334    0.4

                                                Total Common Stocks in Switzerland        1,687,158        1,634,334    0.4


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
                                     Shares                                                                Value    Percent of
COUNTRY      Industries               Held           Common Stocks & Warrants               Cost         (Note 1a)  Net Assets
Thailand     Telecommunications       15,000  ++TelecomAsia Corporation Public Co.,
                                                Ltd. PLC (ADR) (b)                     $    328,050     $    165,000    0.0%

             Utilities--Electric     332,000    Electricity Generating Company of
                                                Thailand (EGCOMP)                           296,433          720,000    0.2

                                                Total Common Stocks in Thailand             624,483          885,000    0.2

United       Telecommunications      671,000    British Telecommunications PLC            4,688,465        4,861,870    1.3
Kingdom                              180,000    Vodafone Group PLC (ADR) (b)              5,355,931        8,032,500    2.2
                                                                                       ------------     ------------  ------
                                                                                         10,044,396       12,894,370    3.5

             Utilities--Electric     208,000    National Power PLC                        1,723,671        1,881,333    0.5
                                     445,000    PowerGen PLC                              3,253,482        5,073,059    1.4
                                                                                       ------------     ------------  ------
                                                                                          4,977,153        6,954,392    1.9

                                                Total Common Stocks in the United
                                                Kingdom                                  15,021,549       19,848,762    5.4

United       Telecommunications       70,000    Ameritech Corp.                           2,996,450        4,585,000    1.3
States                                91,800    BellSouth Corp.                           2,702,773        4,165,425    1.1
                                     108,000    Frontier Corp.                            2,193,480        1,984,500    0.6
                                      85,000    GTE Corp.                                 3,145,450        3,750,625    1.0
                                      10,046    Lucent Technologies, Inc.                   493,515          639,177    0.2
                                      62,000    NYNEX Corp.                               2,819,654        3,332,500    0.9
                                      69,900    SBC Communications, Inc.                  2,939,711        4,089,150    1.1
                                      68,000    U S West Communications Group             1,895,186        2,490,500    0.7
                                                                                       ------------     ------------  ------
                                                                                         19,186,219       25,036,877    6.9

             Utilities--Electric     156,000    Allegheny Power System, Inc.              4,213,210        4,075,500    1.1
                                      87,200    Boston Edison Co.                         2,722,264        2,245,400    0.6
                                     166,962    CINergy Corp.                             4,045,124        5,843,670    1.6
                                      84,200    Consolidated Edison Co. of
                                                New York                                  2,991,744        2,452,325    0.7
                                     118,900    DTE Energy Co.                            4,092,463        3,165,712    0.9
                                      95,250    Dominion Resources, Inc.                  3,965,452        3,298,031    0.9
                                      85,000    Duke Power Co.                            3,180,276        3,825,000    1.1
                                     283,000    Edison International                      6,379,546        6,615,125    1.8
                                     188,300    GPU, Inc.                                 5,864,594        6,590,500    1.8
                                     231,200    Houston Industries, Inc.                  5,659,198        4,797,400    1.3
                                     184,800    NIPSCO Industries, Inc.                   5,394,297        7,484,400    2.0
                                     159,000    New York State Electric & Gas
                                                Corp.                                     5,705,686        3,458,250    0.9
                                     140,500    PECO Energy Co.                           4,344,731        2,669,500    0.7
                                     183,000    PacifiCorp                                3,657,980        3,637,125    1.0
                                     124,000    Public Service Co. of Colorado            3,798,642        5,006,500    1.4
                                      91,200    Southern Co.                              2,022,770        1,938,000    0.5
                                                                                       ------------     ------------  ------
                                                                                         68,037,977       67,102,438   18.3

             Utilities--Gas           95,100    AGL Resources Inc.                        1,781,042        1,818,787    0.5
                                     130,000    The Brooklyn Union Gas Co.                3,371,550        3,623,750    1.0
                                     185,500    The Coastal Corp.                         4,952,363        9,298,187    2.5
                                      30,000    KN Energy, Inc.                           1,214,183        1,263,750    0.4
                                     236,000    Questar Corp.                             6,554,436        9,263,000    2.5
                                     127,300    Sonat, Inc.                               3,309,934        7,319,750    2.0
                                                                                       ------------     ------------  ------
                                                                                         21,183,508       32,587,224    8.9

             Utilities--Water         86,000    American Water Works Co., Inc.            1,617,875        1,849,000    0.5

                                                Total Common Stocks in the United
                                                States                                  110,025,579      126,575,539   34.6

                                                Total Investments in Common Stocks
                                                & Warrants                              252,259,587      359,727,562   98.2


                                      Face
                                     Amount          Short-Term Securities

             Commercial Paper*   $ 7,563,000    General Motors Acceptance Corp.,
                                                5.62% due 6/02/1997                       7,560,639        7,560,639    2.1

                                                Total Investments in Short-Term
                                                Securities                                7,560,639        7,560,639    2.1

             Total Investments                                                         $259,820,226      367,288,201  100.3
                                                                                       ============
             Liabilities in Excess of Other Assets                                                        (1,075,262)  (0.3)
                                                                                                        ------------  ------
             Net Assets                                                                                 $366,212,939  100.0%
                                                                                                        ============  ======

          (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (b)American Depositary Receipts (ADR).
          (c)The security may be offered and sold to "qualified institutional buyers" under 144A of the Securities Act of 1933.
            *Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate at the time of purchase by the Fund. ++Non-income producing security.

             See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
                    As of May 31, 1997
Assets:             Investments, at value (identified cost--$259,820,226) (Note 1a)                         $367,288,201
                    Receivables:
                      Dividends                                                            $    822,077
                      Capital shares sold                                                        60,987          883,064
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          29,263
                                                                                                            ------------
                    Total assets                                                                             368,200,528
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 1,157,497
                      Distributor (Note 2)                                                      199,187
                      Investment adviser (Note 2)                                               180,340        1,537,024
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       450,565
                                                                                                            ------------
                    Total liabilities                                                                          1,987,589
                                                                                                            ------------

Net Assets:         Net assets                                                                              $366,212,939
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $    248,627
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          2,015,797
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             28,414
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             37,046
                    Paid-in capital in excess of par                                                         251,567,334
                    Undistributed investment income--net                                                       2,011,206
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                 2,847,822
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        107,456,693
                                                                                                            ------------
                    Net assets                                                                              $366,212,939
                                                                                                            ============

Net Asset           Class A--Based on net assets of $39,168,504 and 2,486,274 shares
Value:                       outstanding                                                                    $      15.75
                                                                                                            ============
                    Class B--Based on net assets of $316,747,358 and 20,157,971 shares
                             outstanding                                                                    $      15.71
                                                                                                            ============
                    Class C--Based on net assets of $4,456,567 and 284,140 shares
                             outstanding                                                                    $      15.68
                                                                                                            ============
                    Class D--Based on net assets of $5,840,510 and 370,464 shares
                             outstanding                                                                    $      15.77
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended May 31, 1997
Investment Income   Dividends (net of $442,174 foreign withholding tax)                                     $  7,038,959
(Notes 1d & 1e):    Interest and discount earned                                                                 614,498
                    Other                                                                                         26,250
                                                                                                            ------------
                    Total income                                                                               7,679,707
                                                                                                            ------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)            $  1,211,453
                    Investment advisory fees (Note 2)                                         1,112,961
                    Transfer agent fees--Class B (Note 2)                                       256,514
                    Custodian fees                                                               74,201
                    Printing and shareholder reports                                             69,555
                    Registration fees (Note 1f)                                                  36,408
                    Professional fees                                                            31,806
                    Transfer agent fees--Class A (Note 2)                                        26,501
                    Accounting services (Note 2)                                                 25,464
                    Account maintenance and distribution fees--Class C (Note 2)                  14,795
                    Directors' fees and expenses                                                 11,424
                    Account maintenance fees--Class D (Note 2)                                    6,312
                    Transfer agent fees--Class D (Note 2)                                         3,411
                    Transfer agent fees--Class C (Note 2)                                         3,077
                    Pricing fees                                                                  1,195
                    Other                                                                         5,295
                                                                                           ------------
                    Total expenses                                                                             2,890,372
                                                                                                            ------------
                    Investment income--net                                                                     4,789,335
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                        2,872,854
(Loss) on             Foreign currency transactions--net                                        (25,781)       2,847,073
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       23,957,324
(Notes 1b, 1c,        Foreign currency transactions--net                                         (8,588)      23,948,736
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     26,795,809
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 31,585,144
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six       For the
                                                                                           Months Ended     Year Ended
                    Increase (Decrease) in Net Assets:                                     May 31, 1997    Nov. 30, 1996
Operations:         Investment income--net                                                 $  4,789,335     $ 11,621,285
                    Realized gain on investments and foreign currency transactions
                    --net                                                                     2,847,073       11,210,157
                    Change in unrealized appreciation/depreciation on investments and
                    foreign currency transactions--net                                       23,948,736       41,368,999
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     31,585,144       64,200,441
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (573,122)      (1,619,986)
Shareholders          Class B                                                                (3,476,699)     (10,429,834)
(Note 1g):            Class C                                                                   (37,816)         (83,508)
                      Class D                                                                   (63,781)         (99,132)
                    Realized gain on investments--net:
                      Class A                                                                (1,172,347)        (807,670)
                      Class B                                                                (9,833,032)      (6,874,204)
                      Class C                                                                   (98,232)         (38,876)
                      Class D                                                                  (130,954)         (29,790)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (15,385,983)     (19,983,000)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share transactions      (33,218,514)     (90,445,913)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                            (17,019,353)     (46,228,472)
                    Beginning of period                                                     383,232,292      429,460,764
                                                                                           ------------     ------------
                    End of period*                                                         $366,212,939     $383,232,292
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,011,206     $  1,373,289
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                            Class A

                    The following per share data and ratios have
                    been derived from information provided in the    For the Six
                    financial statements.                            Months Ended
                                                                        May 31,       For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:             1997++     1996++     1995      1994       1993
Per Share           Net asset value, beginning of period              $  15.09   $  13.52  $  12.08  $  13.22   $  11.23
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .25        .50       .51       .94        .40
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                 1.08       1.84      1.42     (1.57)      2.01
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.33       2.34      1.93      (.63)      2.41
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.22)      (.53)     (.49)     (.47)      (.41)
                      Realized gain on investments--net                   (.45)      (.24)       --      (.04)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.67)      (.77)     (.49)     (.51)      (.42)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.75   $  15.09  $  13.52  $  12.08   $  13.22
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   9.26%+++  17.94%    16.34%    (4.89%)    21.80%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .87%*      .84%      .91%      .86%       .82%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               3.27%*     3.51%     3.73%     3.58%      3.57%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 39,169   $ 40,055  $ 44,775  $ 56,659   $ 81,718
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                    .55%      5.03%     2.92%    17.02%      8.92%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++                  $  .0713   $  .0328        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding during the period.
                ++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                                            Class B

                    The following per share data and ratios have
                    been derived from information provided in the    For the Six
                    financial statements.                            Months Ended
                                                                        May 31,       For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:            1997++++   1996++++    1995      1994       1993
Per Share           Net asset value, beginning of period              $  15.05   $  13.47  $  12.04  $  13.17   $  11.20
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .19        .39       .38       .74        .33
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                 1.08       1.84      1.44     (1.46)      1.98
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.27       2.23      1.82      (.72)      2.31
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.16)      (.41)     (.39)     (.37)      (.33)
                      Realized gain on investments--net                   (.45)      (.24)       --      (.04)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.61)      (.65)     (.39)     (.41)      (.34)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.71   $  15.05  $  13.47  $  12.04   $  13.17
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   8.84%+++  17.07%    15.38%    (5.60%)    20.86%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.65%*     1.61%     1.68%     1.63%      1.59%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               2.49%*     2.74%     2.95%     2.82%      2.81%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $316,747   $335,487  $381,098  $459,185   $596,455
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                    .55%      5.03%     2.92%    17.02%      8.92%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0713   $  .0328        --        --         --
                                                                      ========   ========  ========  ========   ========


                                                                                                 Class C


                    The following per share data and ratios have               For the                           For the
                    been derived from information provided in the             Six Months                          Period
                    financial statements.                                       Ended     For the Year Ended  Oct. 21, 1994++
                                                                                May 31,        November 30,     to Nov. 30,
                    Increase (Decrease) in Net Asset Value:                    1997++++   1996++++       1995      1994
Per Share           Net asset value, beginning of period                      $  15.03   $  13.46    $  12.05   $  12.34
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .18        .38         .39        .01
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        1.08       1.84        1.43       (.30)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.26       2.22        1.82       (.29)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.16)      (.41)       (.41)        --
                      Realized gain on investments--net                           (.45)      (.24)         --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.61)      (.65)       (.41)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  15.68   $  15.03    $  13.46   $  12.05
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           8.77%+++  17.03%      15.38%     (2.35%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.70%*     1.66%       1.73%      1.60%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       2.45%*     2.65%       2.85%      3.01%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  4,457   $  3,325    $  2,072   $    445
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                            .55%      5.03%       2.92%     17.02%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0713   $  .0328          --         --
                                                                              ========   ========    ========   ========


                                                                                                 Class D


                    The following per share data and ratios have               For the                           For the
                    been derived from information provided in the             Six Months                          Period
                    financial statements.                                       Ended     For the Year Ended  Oct. 21, 1994++
                                                                                May 31,        November 30,     to Nov. 30,
                    Increase (Decrease) in Net Asset Value:                    1997++++   1996++++       1995      1994
Per Share           Net asset value, beginning of period                      $  15.10   $  13.55    $  12.09   $  12.37
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .23        .50         .52        .02
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        1.09       1.79        1.40       (.30)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.32       2.29        1.92       (.28)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.20)      (.50)       (.46)        --
                      Realized gain on investments--net                           (.45)      (.24)         --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.65)      (.74)       (.46)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  15.77   $  15.10    $  13.55   $  12.09
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           9.18%+++  17.45%      16.21%     (2.26%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.12%*     1.07%       1.15%      1.08%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       3.03%*     3.30%       3.36%      3.25%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  5,840   $  4,365    $  1,516   $    239
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                            .55%      5.03%       2.92%     17.02%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0713   $  .0328          --         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.
The Fund offers four classes of shares under the Merrill Lynch
Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $160         $2,009
Class D                                  $709         $5,709

For the six months ended May 31, 1997, MLPF&S received contingent deferred sales charges of $262,832 and $582, relating to transactions in Class B Shares and Class C Shares, respectively.

In addition, MLPF&S received $4,740 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 1997.

For the six months ended May 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $58 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.


NOTES TO FINANCIAL STATEMENTS (concluded)


Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1997 were $2,018,943 and $45,949,550, respectively.

Net realized and unrealized gains (losses) as of May 31, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments            $  2,872,854   $107,467,975
Foreign currency transactions         (25,781)       (11,282)
                                 ------------   ------------
Total                            $  2,847,073   $107,456,693
                                 ============   ============

As of May 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $107,467,975, of which $116,977,161 related to appreciated securities and $9,509,186 related to depreciated securities. The aggregate cost of investments at May 31, 1997 for Federal income tax purposes was $259,820,226.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $33,218,514 and $90,445,913 for the six months ended May 31, 1997 and for the year ended November 30, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                           102,878  $   1,554,465
Shares issued to shareholders
in reinvestment of dividends
and distributions                      98,052      1,406,686
                                -------------  -------------
Total issued                          200,930      2,961,151
Shares redeemed                      (368,950)    (5,571,394)
                                -------------  -------------
Net decrease                         (168,020) $  (2,610,243)
                                =============  =============


Class A Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                           178,410  $   2,530,252
Shares issued to shareholders
in reinvestment of dividends
and distributions                     135,223      1,872,625
                                -------------  -------------
Total issued                          313,633      4,402,877
Shares redeemed                      (971,846)   (13,721,257)
                                -------------  -------------
Net decrease                         (658,213) $  (9,318,380)
                                =============  =============


Class B Shares for the Six Months                   Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                           434,485  $   6,567,640
Shares issued to shareholders in
reinvestment of dividends and
distributions                         723,301     10,352,942
                                -------------  -------------
Total issued                        1,157,786     16,920,582
Automatic conversion of shares        (71,826)    (1,072,778)
Shares redeemed                    (3,219,528)   (48,608,365)
                                -------------  -------------
Net decrease                       (2,133,568) $ (32,760,561)
                                =============  =============

Class B Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         1,480,280  $  20,727,309
Shares issued to shareholders
in reinvestment of dividends
and distributions                     975,884     13,460,853
                                -------------  -------------
Total issued                        2,456,164     34,188,162
Automatic conversion of shares       (110,150)    (1,536,242)
Shares redeemed                    (8,345,774)  (117,187,340)
                                -------------  -------------
Net decrease                       (5,999,760) $ (84,535,420)
                                =============  =============


Class C Shares for the Six Months                   Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                            86,133  $   1,305,361
Shares issued to shareholders
in reinvestment of dividends and
distributions                           8,423        120,453
                                -------------  -------------
Total issued                           94,556      1,425,814
Shares redeemed                       (31,696)      (479,980)
                                -------------  -------------
Net increase                           62,860  $     945,834
                                =============  =============


Class C Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                           116,923  $   1,634,417
Shares issued to shareholders
in reinvestment of dividends and
distributions                           7,871        109,069
                                -------------  -------------
Total issued                          124,794      1,743,486
Shares redeemed                       (57,428)      (802,893)
                                -------------  -------------
Net increase                           67,366  $     940,593
                                =============  =============

Class D Shares for the Six Months                   Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                            58,451  $     873,533
Shares issued to shareholders
in reinvestment of dividends and
distributions                          11,884        170,785
Automatic conversion of shares         71,609      1,072,778
                                -------------  -------------
Total issued                          141,944      2,117,096
Shares redeemed                       (60,552)      (910,640)
                                -------------  -------------
Net increase                           81,392  $   1,206,456
                                =============  =============


Class D Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         1,906,770  $  26,889,122
Shares issued to shareholders
in reinvestment of dividends and
distributions                           7,595        106,392
Automatic conversion of shares        109,766      1,536,242
                                -------------  -------------
Total issued                        2,024,131     28,531,756
Shares redeemed                    (1,846,953)   (26,064,462)
                                -------------  -------------
Net increase                          177,178  $   2,467,294
                                =============  =============



PORTFOLIO INFORMATION


Worldwide
Investments as of
5/31/97


Ten Largest Holdings                           Percent of
(Equity Investments)                           Net Assets

Telefonica de Espana S.A.                          4.2%
Australian Gas & Light Co., Ltd.                   3.3
Telecom Italia Mobile S.p.A.                       3.1
Societa Finanziara Telefonica S.p.A. (STET)        3.1
Generale des Eaux S.A.                             3.0
Distribuidora Chilectra Metropolitana S.A. (ADR)   3.0
Telecom Italia S.p.A.                              2.8
Empresa Nacional de Electricidad, S.A. (ADR)       2.8
Iberdrola I S.A.                                   2.7
The Coastal Corp.                                  2.5


 Addition (Equity Investments)

*Generale des Eaux S.A. (Warrants)


 Deletions (Equity Investments)

 AT&T Corp.
 Lyonnaise des Eaux S.A.

[FN]
*Acquired through a corporate action of Generale des Eaux S.A.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863